UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2012

ISTA PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35396	33-0511729
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 Technology Drive, Irvine, California	92618
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 788-6000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

On May 24, 2012, ISTA Pharmaceuticals, Inc., a Delaware corporation (the “Company” or “ISTA”), entered into Amendment No. 1 to Agreement and Plan of Merger (“Amendment No. 1”) with Bausch & Lomb Incorporated, a New York corporation (“Parent”), and Inga Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”). Pursuant to Amendment No. 1, the parties have agreed that the amount of the termination fee payable by the Company to Parent under certain circumstances pursuant to the Agreement and Plan of Merger, dated as of March 26, 2012, by and among the Company, Parent and Merger Sub (the “Merger Agreement”) will be reduced from $14,500,000 to $13,750,000.

The foregoing description of Amendment No. 1 does not purport to be complete and is subject to, and qualified in its entirety by, the full text of Amendment No. 1 attached hereto as Exhibit 2.1, which is incorporated herein by reference.

Item 8.01.    Other Events.

As previously disclosed, on March 26, 2012 the Company entered into the Merger Agreement with Parent and Merger Sub. Upon satisfaction of specified closing conditions, including approval by the Company’s stockholders, the Merger Agreement provides for the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly-owned subsidiary of Parent. On May 4, 2012, the Company filed a definitive proxy statement (the “Definitive Proxy Statement”) describing the Merger with the U.S. Securities and Exchange Commission (the “SEC”).

As previously disclosed in the Company’s Definitive Proxy Statement, the Company, each member of the Board of Directors of the Company, Parent and Merger Sub were named as defendants in four purported class action lawsuits brought by alleged stockholders of the Company challenging the Merger. On March 29, 2012, the first of the actions challenging the Merger was filed in the Delaware Court of Chancery, captioned Hutt v. ISTA Pharmaceuticals, Inc., et al., C.A. 7367. The second, third, and fourth actions, captioned Salina v. ISTA Pharmaceuticals, Inc., et al., Hijab v. ISTA Pharmaceuticals, Inc., et al., and Kretz v. ISTA Pharmaceuticals, Inc., et al., were filed on or about April 5, 2012, April 10, 2012, and April 25, 2012, respectively, in the Superior Court for the State of California. On May 1, 2012, the plaintiff in the Salina action filed a request for voluntary dismissal of that case. On May 16, 2012, the Superior Court for the State of California entered an Order of Consolidation and Appointment of Lead Counsel, consolidating the Hijab and Kretz matters.

On May 23, 2012, the defendants and the plaintiffs reached an agreement in principle, subject to the court’s approval, providing for the settlement and dismissal, with prejudice, of the above referenced cases. Pursuant to such agreement in principle, the Company agreed to make certain supplemental disclosures regarding the Merger and to file a supplement to the Company’s Definitive Proxy Statement (the “supplement”) and, on May 24, 2012, the Company, Parent and Merger Sub entered into Amendment No. 1 to reduce the termination fee payable by the Company under certain circumstances described in the Company’s Definitive Proxy Statement from $14,500,000 to $13,750,000.

The settlement will not affect the merger consideration to be paid to stockholders of the Company in connection with the Merger or the timing of the special meeting of stockholders of the Company scheduled for June 5, 2012 at the Company’s offices located at 50 Technology Drive, Irvine, California 92618 at 8:00 a.m., local time to consider and to vote upon a proposal to adopt the Merger Agreement, among other things.

A copy of the supplement is attached as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference. The foregoing description of the settlement of the above referenced actions is qualified in its entirety by reference to the summary thereof set forth in the supplement.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed acquisition by Bausch +Lomb, ISTA filed a Definitive Proxy Statement and a form of proxy on Schedule 14A on May 4, 2012 and other related materials with the SEC. The Definitive Proxy Statement and the proxy were first mailed to stockholders on or about May 7, 2012. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT, ALL RELATED SUPPLEMENTS AND ALL OTHER RELATED MATERIALS CAREFULLY BECAUSE THEY CONTAIN (AND WILL CONTAIN) IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER AND RELATED MATTERS. Stockholders may obtain copies of all documents filed with the SEC concerning the proposed transaction, free of charge, at the SEC’s website at www.sec.gov. In addition, stockholders may obtain free copies of the documents filed with the SEC by the Company by contacting ISTA Investor Relations at 949-789-3159 or jherbert@istavision.com or by calling proxy solicitor Georgeson Inc. toll-free at 1-(888) 293-6812.

ISTA and its directors and executive officers may be deemed to be participants in the solicitation of proxies from ISTA’s stockholders with respect to the transactions contemplated by the proposed merger. Information regarding the interests of ISTA’s directors and executive officers and their ownership of ISTA common stock is included in the Definitive Proxy Statement under “The Merger — Interests of Certain Persons in the Merger” and “Security Ownership of Certain Beneficial Owners and Management.” Additional information regarding these directors and executive officers is also included in ISTA’s Annual Report on Form 10-K for the year ended December 31, 2011, as amended, its proxy statement for its 2011 annual meeting of stockholders dated November 1, 2011, and its Current Report on Form 8-K filed December 6, 2011, which are filed with the SEC. As of March 24, 2012, ISTA’s directors and officers beneficially owned approximately 5,509,411 shares, or 13.15%, of ISTA’s common stock.

Item 9.01.    Financial Statements and Exhibits.

(d)	See the Exhibit Index attached to this Current Report on Form 8-K, which is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ISTA Pharmaceuticals, Inc.

Date: May 24, 2012	By:	/s/ Lauren Silvernail
Lauren Silvernail Chief Financial Officer and Vice President of Corporate Development

EXHIBIT INDEX

Exhibit No.	Description

2.1	Amendment No. 1 to Agreement and Plan of Merger, dated as of May 24, 2012, by and among ISTA Pharmaceuticals, Inc., Bausch & Lomb Incorporated and Inga Acquisition Corporation.

99.1	Proxy Statement Supplement, dated May 24, 2012.